Other Non-Current Assets	12 Months Ended
Dec. 31, 2021
Disclosure Of Other Non Current Assets [Abstract]
Other non-current assets

10. Other non-current assets

	2021	2020
	(in thousands)
	£	£
Other non-current assets	2,540	—

During 2021, the Company initiated legal proceedings against Gilead Sciences Ireland UC and Gilead Sciences GmbH for patent infringement in Germany. The Company was requested by the court to provide the defendants with a security of €3.0 million (£2.6 million) to cover the legal costs of the defendants in the event that the Company is unsuccessful in the final outcome of the legal proceedings. Subsequently, the Company provided the security in accordance with the court order by depositing €3.0 million with the court.

The extent to which the sum deposited will be reimbursed to the Company is dependent on a range of potential outcomes, and the timing of those outcomes, with respect to the patent infringement litigation in Germany, which is currently indeterminable.